UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

AEGLEA BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37722	46-4312787
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 Las Cimas Parkway Suite 100 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

(512) 942-2935

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	AGLE	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2021, Charles N. York, the Chief Financial Officer, Vice President, and Secretary of Aeglea Biotherapeutics, Inc. (the “Company”), notified the Company that he will be resigning from his positions, effective February 12, 2021.

On February 2, 2021 the Company appointed Steven Weber, age 44, Vice President and Corporate Controller, as its principal accounting officer, effective immediately. Mr. Weber has more than 20 years of experience in various finance roles and has served as the Company’s Vice President and Corporate Controller since January 2021. Prior to that, Mr. Weber served in positions of increasing responsibility at the Company, including as Senior Director and Corporate Controller from July 2015 to January 2021 and Director and Corporate Controller from 2014 to 2015. Mr. Weber began his career at PricewaterhouseCoopers LLP. Mr. Weber is a CPA in the state of Texas and received a B.B.A. in Accounting and an M.P.A. from the McCombs School of Business at the University of Texas at Austin.

The Company has also entered into its standard form of indemnification agreement with Mr. Weber, in substantially the form filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on March 7, 2019, which form of agreement is incorporated herein by reference.

There are no arrangements or understandings between Mr. Weber and any other persons, pursuant to which he was appointed as principal accounting officer, no family relationships among any of the Company’s directors or executive officers and Mr. Weber and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGLEA BIOTHERAPEUTICS, INC.

Date: February 3, 2021	By:	/s/ Anthony Quinn
Anthony Quinn
Chief Executive Officer

3